Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Summary Prospectuses for RS Global Natural Resources Fund

(Class A, C, K, and Y shares) Dated May 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. The Summary Prospectus incorporates by reference the Fund’s Prospectus, dated May 1, 2012, as supplemented February 26, 2013, and SAI, dated May 1, 2012, as revised December 12, 2012, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2011.

Effective March 15, 2013, the following is added to the section titled “Purchase and Sale of Fund Shares”:

The Fund is currently offered only to certain investors.

For additional information, see “How to Purchase Shares -- Other Information About Purchasing Shares” in the supplement dated February 26, 2013, to the Fund’s Prospectus, dated May 1, 2012.

February 26, 2013